NOTE SEVERANCE AGREEMENT


                  THIS NOTE SEVERANCE AGREEMENT (this "Agreement") made as of the 3rd day of September, 1998, between PELICAN STRAND, LTD., having an address at c/o Golf Communities of America, 255 South Orange Avenue, Firstate Tower, Suite 1515, Orlando, Florida 32801 ("Borrower") and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, having an address at 11 Madison Avenue, New York, New York 10010 ("Lender").

                              W I T N E S S E T H:

                  WHEREAS, Lender is the lawful owner and holder of (i) that certain Mortgage and Security Agreement dated July 2, 1998 (the "Mortgage") encumbering the premises more particularly described in the Mortgage together with all improvements now or hereafter located hereon and all other property intended to be encumbered by the Mortgage (the "Premises") and (ii) the note in the original principal amount of $35,600,000 secured by the Mortgage (the "Note"); and

                  WHEREAS, as of the date hereof, the unpaid aggregate principal amount of the Note which is secured by the Mortgage is $35,600,000 plus interest thereon; and

                  WHEREAS, Lender, as the holder of the Note and Mortgage, and Borrower, as the owner of the Premises, have agreed to sever the Note, as consolidated, into three separate indebtednesses of $17,088,000, $9,256,000 and $9,256,000, respectively, and, in connection therewith, Borrower has agreed to execute and deliver to Lender simultaneously herewith:

                  (i) a note to be dated as of the date hereof in the amount of $17,088,000 ("Class A Note") to evidence the indebtedness in like amount; and

                  (ii) a note to be dated as of the date hereof in the amount of $9,256,000 ("Class B Note") to evidence the indebtedness in like amount; and

                  (iii) a note to be dated as of the date hereof in the amount of $9,256,000 ("Class C Note") to evidence the indebtedness in like amount; and

                  WHEREAS, Class A Note, Class B Note and Class C Note are intended to evidence the same indebtedness as evidenced by the Note in the aggregate amount of $35,600,000, which Note is secured by the Mortgage in the aggregate original principal amount of $35,600,000; and

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                           1. Borrower hereby  represents and warrants to Lender
that there exists no defense, offset or counterclaim with respect to Borrower's obligations under the Note.

                           2. Borrower hereby acknowledges that it is indebted
to Lender in accordance with the Note, and that the aggregate  principal  amount
of  the  Note  is  $35,600,000.00,   with  a  current   outstanding  balance  of
$35,600,000.00.

                           3. (a) The principal  indebtedness of  $35,600,000.00
evidenced by the Note hereby is severed into three portions as follows:

                   (i) a principal indebtedness of $17,088,000 to be evidenced by Class A Note which will be executed and delivered by Pelican Strand, Ltd. simultaneously herewith;

                   (ii) a principal indebtedness of $9,256,000 to be evidenced by Class B Note which will be executed and delivered by Pelican Strand, Ltd. simultaneously herewith; and

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                   (i) a principal indebtedness of $9,256,000 to be evidenced by
Class C Note which will be executed and delivered by Pelican Strand, Ltd. simultaneously herewith.

                           (b) Class A Note, Class B Note and Class C Note will
be executed and delivered simultaneously herewith, in substitution for the Note. The principal indebtedness of $17,088,000 evidenced by Class A Note, the principal indebtedness of $9,256,000 evidenced by Class B Note and the principal indebtedness of $9,256,000 evidenced by Class C Note constitute, in the aggregate, the same principal indebtedness evidenced by the Note, and secured by the Mortgage and do not create or secure any new or further indebtedness.

                  4. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of law.

                  5.  This   Agreement   may  be   executed  in  any  number  of
counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

                  6. This Agreement shall be binding upon Borrower, its successors and assigns, and shall be binding upon and inure to the benefit of Lender, its successors and assigns, including any subsequent holder of all or any portion of the Notes or the Mortgage.


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                  IN WITNESS  WHEREOF,  this Agreement has been duly executed by the parties hereto as of the date first above written.

                            PELICAN STRAND, LTD.,
                                a Florida limited partnership

                                By: Pelican Strand Development Corporation, its General Partner


                                     By:
                                        ---------------------------------
                                         Name: Warren Stanchina
                                         Title:   President

                            CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

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